$300 million Senior Secured Term Loan A-1 Public Presentation to Lenders March 2008 Exhibit 99.1

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, CB Richard Ellis Group, Inc. undertakes no obligation to update or publicly revise any of the forward- looking statements that you may hear today. Please refer to our current annual report on Form 10-
K (in particular, “Item 1-A, Risk Factors”) which is filed with the SEC and available at the SEC’s website (http://www.sec.gov ), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non- GAAP financial measures,” as defined by
SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures.
Forward Looking Statements
Forward Looking Statements

Page 3 Transaction Overview Transaction Overview

Transaction Summary
Transaction Summary
CBRE is exercising the accordion provision in its existing credit agreement to syndicate a $300 million Term Loan
Proceeds from the new loan will be used to fund working capital needs, pay expenses associated with the syndication and for
general corporate purposes
Both Moody’s and S&P have reaffirmed CBRE’s corporate and
facility ratings of Ba1/BB+
Pro forma for the transaction, TTM 12/31/07 Net Debt /
Normalized EBITDA is 1.8x
CBRE is exercising the accordion provision in its existing credit agreement to syndicate a $300 million Term Loan
Proceeds from the new loan will be used to fund working capital needs, pay expenses associated with the syndication and for
general corporate purposes
Both Moody’s and S&P have reaffirmed CBRE’s corporate and
facility ratings of Ba1/BB+
Pro forma for the transaction, TTM 12/31/07 Net Debt /
Normalized EBITDA is 1.8x
($ in millions)
Sources Uses
New Term Loan A-1 $300.0 Finance Working Capital / General $293.5
Corporate Purposes
Transaction Fees and Expenses 6.5
Total Sources $300.0 Total Uses $300.0

Capitalization
Capitalization
1. Revolving credit facility of $600.0 million, funded in the amount of $227.1 million at 12/31/07.
2. Excludes $255.8 million of non-recourse warehouse facility, $42.6 million of non-recourse revolving credit facility in Development
Services as well as $459.4  million of non-recourse notes payable on real estate as of December 31, 2007.
3. Based on CBRE share price of $18.99 on 3/5/08.
4. Normalized EBITDA excludes merger-related costs, integration costs related to acquisitions, and loss on trading securities acquired in the TCC acquisition.
5. Covenant EBITDA includes adjustments as per the credit agreement which includes $61.6 million of development services gains that cannot be recognized under purchase accounting rules.
6. Excludes $17.4 million of interest expense related to non-recourse notes payable on real estate for FY 2007.
1. Revolving credit facility of $600.0 million, funded in the amount of $227.1 million at 12/31/07.
2. Excludes $255.8 million of non-recourse warehouse facility, $42.6 million of non-recourse revolving credit facility in Development
Services as well as $459.4  million of non-recourse notes payable on real estate as of December 31, 2007.
3. Based on CBRE share price of $18.99 on 3/5/08.
4. Normalized EBITDA excludes merger-related costs, integration costs related to acquisitions, and loss on trading securities acquired in the TCC acquisition.
5. Covenant EBITDA includes adjustments as per the credit agreement which includes $61.6 million of development services gains that cannot be recognized under purchase accounting rules.
6. Excludes $17.4 million of interest expense related to non-recourse notes payable on real estate for FY 2007.
Actual Pro Forma Cum. Mult. Cum. Net Multi. % of Ratio
($ in millions)
12/31/2007 12/31/2007 EBITDA EBITDA Cap. Requirement
Cash $342.9 $409.3
Revolving Credit Facility
1
$227.1 $0.0 0.0x – –
Existing Term Loan A 827.0 827.0 0.9x 0.4x 13.7%
New Term Loan A-1 - 300.0 2.2x 1.7x 18.6%
Existing Term Loan B 960.0 960.0 2.2x 1.7x 34.5%
Other Debt
2
21.6 21.6 2.2x 1.8x 34.9%
Total Debt $2,035.7 $2,108.6 2.2x 1.8x 34.9%
Market Value of Equity
3
3,935.5 3,935.5 65.1%
Total Capitalization $5,971.2 $6,044.1 100.0%
FYE 12/31/07 Normalized EBITDA
4
$970.1 $970.1
Total Debt/Normalized EBITDA 2.1x 2.2x
Net Debt/Normalized EBITDA 1.7x 1.8x
FYE 12/31/07 Covenant EBITDA
5
$1,057.5 $1,057.5
Total Debt/Covenant EBITDA 1.9x 2.0x
Net Debt/Covenant EBITDA 1.6x 1.6x 3.75x
Consolidated Cash Interest Expense
6
$142.0 $164.1
Normalized EBITDA/Cash Interest Expense 6.8x 5.9x
Covenant EBITDA/Cash Interest Expense 7.4x 6.4x 2.25x

Page 6 Industry Overview and Company Highlights Industry Overview and Company Highlights

The World’s Premier Commercial Real Estate Service Provider
The World’s Premier Commercial Real Estate Service Provider
Transactional
Business
Outsourcing
Business
Investment
Management
Business
#1 in property sales with $180.1 billion
#1 in leasing with $84.1 billion
#1 in transaction value with $264.2 billion
#1 in property sales with $180.1 billion
#1 in leasing with $84.1 billion
#1 in transaction value with $264.2 billion
Corporate services relationships with 270 clients
#1 in property and facilities management with 1.6 billion square feet managed
1
#1 in project management with 2,500+ professionals
Corporate services relationships with 270 clients
#1 in property and facilities management with 1.6 billion square feet managed
1
#1 in project management with 2,500+ professionals
$38 billion of investment assets under management (as of 12/31/07)
$38 billion of investment assets under management (as of 12/31/07)
Development
Business
$9.2 billion in process and pipeline projects (as of 12/31/07)
$9.2 billion in process and pipeline projects (as of 12/31/07)
1. Excludes joint ventures and affiliates.

CBRE
12.7%
Self Providers
25.0%
JLL
2.8%
GBE
1.9%
C&W
4.4%
Other / Third Party
53.2%
#1 Position in a Fragmented Market
#1 Position in a Fragmented Market
$27 Billion Commercial Real Estate Market in the
U.S.¹
Source:  2007 external public filings and CBRE management estimate as of December 31, 2007.
1. Excludes global investment management and development services.
Source:  2007 external public filings and CBRE management estimate as of December 31, 2007.
1. Excludes global investment management and development services.
Large and growing market – 4.2% CAGR from 1997 – 2007
Highly fragmented – top four firms have 21.8% of market share

Corporate
34%
Individuals /
Partnerships
11%
Pension funds
14%
Other
16%
Insurance
companies /
Banks
19%
REITS
6%
Diversified Client Base
Diversified Client Base
CBRE 2007 Revenue by Client Type

Global Reach
Global Reach
FY 2007 Revenue¹
FY 2007 Normalized²
EBITDA
Americas
61%
Asia Pacific
9%
Global
Investment
Management
6%
EMEA
22%
Development
Services
2%
Americas
51%
Asia Pacific
9%
Global
Investment
Management
12%
EMEA
27%
Development
Services
1%
1. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007.
2. Normalized EBITDA excludes merger-related charges, integration costs related to acquisitions and loss on trading securities acquired in the TCC acquisition.

Americas
1,842
2,173
2,507
3,690
2004 2005 2006 2007
EMEA
551
707
934
1,314
2004 2005 2006 2007
Asia Pacific
160
187
355
549
2004 2005 2006 2007
Global Investment Management
94
127
228
348
2004 2005 2006 2007
Segment Revenue Performance¹
Segment Revenue Performance¹
Strong growth across all segments
1. Excludes development services segment.
Americas EMEA
Global Investment Management Asia Pacific
($ in millions) ($ in millions)
($ in millions)
($ in millions)

31%
28%
23%
6%
6%
3%
1%
2%
37%
31%
14%
7%
6%
4%
0%
1%
1. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007.
2. Includes Trammell Crow Company’s operations for the period from the 12/20/2006 acquisition through 12/31/2006.
3. Includes Trammell Crow Company’s operations prior to the acquisition on December 20, 2006.  The financial information including
Trammell Crow Company is presented for informational purposes and does not purport to represent what CB Richard Ellis’ results of operations of financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to
December 20, 2006.
1. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007.
2. Includes Trammell Crow Company’s operations for the period from the 12/20/2006 acquisition through 12/31/2006.
3. Includes Trammell Crow Company’s operations prior to the acquisition on December 20, 2006.  The financial information including
Trammell Crow Company is presented for informational purposes and does not purport to represent what CB Richard Ellis’ results of operations of financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to
December 20, 2006.
Revenue Breakdown
Broad Services Platform
Broad Services Platform
FY 2007 FY 2006
($ in millions)
Year Ended December 31,
2006
2007
1
Reported
2
% Change Including TCC
3
% Change
Leasing $1,869.7 $1,478.9 26 $1,709.0 9
Sales 1,659.9 1,245.9 33 1,359.0 22
Property and Facilities Management 1,395.6 567.5 146 1,145.0 22
Appraisal and Valuation 386.3 288.2 34 288.2 34
Investment Management 352.1 232.7 51 232.7 51
Commercial Mortgage Brokerage 162.9 157.5 3 157.5 3
Development Services 125.6 7.2 N/A 40.2 212
Other 84.2 54.1 56 80.8 4
Total $6,036.3 $4,032.0 50 $5,012.4 20

Leasing Update
Leasing Update
CBRE Global Leasing Revenue
Leasing as % of FY 2007 Total Revenue
Business Update
Fundamentals of leasing business remain
strong, despite slowing in US and EMEA in the
fourth quarter of 2007
In U.S. rational levels of new construction in
2008 should support continued increase in
rents, albeit at a slower pace than 2007
Signs of modestly weakening office leasing and
easing of rental growth rates in EMEA
In Asia, strong demand for office space and tight
supply continue to drive up rents in markets
such as China, Singapore, Tokyo and India
Fundamentals of leasing business remain
strong, despite slowing in US and EMEA in the
fourth quarter of 2007
In U.S. rational levels of new construction in
2008 should support continued increase in
rents, albeit at a slower pace than 2007
Signs of modestly weakening office leasing and
easing of rental growth rates in EMEA
In Asia, strong demand for office space and tight
supply continue to drive up rents in markets
such as China, Singapore, Tokyo and India
$692
$986
$1,106
$1,479
$1,870
2003 2004 2005 2006 2007
1. Includes Trammell Crow Company’s revenue for the period from the
12/20/2006 acquisition date through 12/31/2006.
1
($ in millions)
31%

Sales Update
Sales Update
Institutional Investment in Real Estate
Sales as % of FY 2007 Total Revenue
Business Update
Challenging credit markets impacted investment
sales activities
Continued high level of capital allocation to real
estate
Rising rents support investment sales
underwriting
Exchange rates favor foreign investment in U.S.
Lower interest rates support cap rates
Challenging credit markets impacted investment
sales activities
Continued high level of capital allocation to real
estate
Rising rents support investment sales
underwriting
Exchange rates favor foreign investment in U.S.
Lower interest rates support cap rates
($ in billions)
Source: IREI
$423
$479
$520
$606
$719
2003 2004 2005 2006 2007
Global Sales Revenue
($ in millions)
$513
$807
$1,078
$1,246
$1,660
2003 2004 2005 2006 2007
1. Includes Trammell Crow Company’s revenue for the period from the
12/20/2006 acquisition date through 12/31/2006.
1
28%

23%
Outsourcing Services Update
Outsourcing Services Update
CBRE Global Square Footage Managed¹
Outsourcing as % of FY 2007 Total Revenue²
Business Update
Continue to significantly expand our contractual work
for major corporate clients by leveraging the strength
of the legacy TCC outsourcing capabilities and cross
selling
Won or expanded eight Corporate Outsourcing
relationships during the fourth quarter
Added 26 new corporate outsourcing clients,
expanded our services for 18 existing clients, and
renewed our contracts with 17 clients in 2007
Continue to significantly expand our contractual work
for major corporate clients by leveraging the strength
of the legacy TCC outsourcing capabilities and cross
selling
Won or expanded eight Corporate Outsourcing
relationships during the fourth quarter
Added 26 new corporate outsourcing clients,
expanded our services for 18 existing clients, and
renewed our contracts with 17 clients in 2007
(SF in millions)
1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates.
1,203
1,248
1,444
1,579
2004 2005 2006 2007
88 of the Fortune 100
2. Management fees include property management, facilities management and project management fees. Does not include transaction revenues associated with outsourcing services.

Global Investment Management Update
Global Investment Management Update
Annual Revenue
Investment Management as % of FY 2007 Revenue
Annual EBITDA
($ in millions)
$57.1
$68.4
$94.0
$99.3
$126.3
$259.2
$28.0
$101.7
$88.7
$127.3
$228.0
$347.9
2002 2003 2004 2005 2006 2007
Carried Interest
Investment Management
Assets Under Management
($ in millions)
$13.0
$18.0
$26.8
$35.5
$52.7
$113.1
2002 2003 2004 2005 2006 2007
($ in billions)
$11
$14
$15
$17
$29
$38
2002 2003 2004 2005 2006 2007
120 institutional investor partner and clients
$9.6 billion in equity capital raised in 2007
6%

Development Services Update
Development Services Update
Projects in Process / Pipeline
Development Services as % of FY 2007 Revenue
Business Update
Develops properties for user/investor clients on
a fee and/or co-investment basis
$136 million FY 2007 revenue
$134 million co-invested at YE 2007
$7 million of recourse debt to CBRE
Develops properties for user/investor clients on
a fee and/or co-investment basis
$136 million FY 2007 revenue
$134 million co-invested at YE 2007
$7 million of recourse debt to CBRE
($ in billions)
$2.2
$3.8
$5.0
$4.9
$3.6
$2.8
$2.6
$3.6
$5.4
$6.5
$2.3
$1.4
$2.0
$2.3
$1.4
$1.5
$2.5
$2.7
$3.0
$2.7
$4.5
$5.2
$7.0
$7.2
$5.0
$4.3
$5.1
$6.3
$8.4
$9.2
4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07
Annual Normalized EBITDA
($ in millions)
$15.9
$31.3
$34.8
$37.3
$73.9
2003 2004 2005 2006 2007
1. Includes Trammell Crow Company’s operations prior to the acquisition on
12/20/06.
2. 2007 reflects full year pro-forma results for Development Services, including the impact of gains ($61.6 million), which cannot
be recognized under purchase accounting rules.
97%
11%
7%
98%
2%
Pipeline
Pipeline
Projects in Process
Projects in Process

Page 18 Financial Overview Financial Overview

5.6%
6.6%
7.9%
8.9%
10.6%
11.9%
10.7%
8.4%
9.9%
8.4%
9.6%
10.1%
11.3%
14.4%
16.2%
16.1%
$360
$392
$429
$469
$583
$759
$1,187
$1,403
$1,518
$1,362 $1,362
$1,810
$2,647
$3,194
$4,032
$6,036
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Organic Revenue Revenue From Acquisitions Normalized EBITDA Margin
Consistent Long Term Growth¹
($ in millions)
1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursement from 1997 through
2001 have been estimated. For 2002 through 2007, reimbursements are included.
2. Includes TCC activity for the period December 20, 2006 through December 31, 2006.
3. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007.
4. Normalized EBITDA margin excludes merger-related costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition.
5. Pro-forma EBITDA margin adjusted for $61.6 million of gains from Development Services, which cannot be recognized under purchase accounting rules.
Target EBITDA Margin = 20% 2007 Pro-Forma EBITDA Margin = 17.1%
Average Annual Organic Growth : 12%
2
2
4
4
5
3
3

Page 20 TCC Synergies Have Exceeded Estimates $65.0 $90.0 Estimated Synergies¹ Actual Synergies 1. From CBRE press release at time of transaction. Synergies Achieved ($ in millions)

Normalized Internal Cash Flow
Normalized Internal Cash Flow
Strong cash flow generator
Low capital intensity
Utilization of internal cash
flow:
• Co-investment activities
• Development
• In-fill acquisitions
• Debt reduction
• Share repurchases
Capital expenditures of $80
million expected for 2008
Strong cash flow generator
Low capital intensity
Utilization of internal cash
flow:
• Co-investment activities
• Development
• In-fill acquisitions
• Debt reduction
• Share repurchases
Capital expenditures of $80
million expected for 2008
1. Represents capital expenditures, net of concessions
$732
$497
$240
$62
$72
$(61)
$(78)
Net
income, as
adjusted
D&A Cap Ex Develop-
ment gains
impacted
by
purchase
accounting
Net
Proceeds
from Savills
disposition
Integration
& merger
related
costs
Internal
Cash Flow
1
2007 Normalized Internal Cash Flow

Page 22 Summary Terms and Timing Summary Terms and Timing

Indicative Terms for New $300 million Term Loan A – 1
Indicative Terms for New $300 million Term Loan A – 1
Borrower:
CB Richard Ellis Services, Inc. (the “Borrower”)
Facility Size $300 Million Senior Secured Term Loan A-1 (per $300 million accordion from December 2006 Credit Agreement)
Maturity December 20, 2013
Interest Rate Margin
TBD
Voluntary Amortization
Schedule²
Term Loan A-1: Year 1: $0 (0%)
Year 2: $45 million (15%)
Year 3: $60 million (20%)
Year 4: $60 million (20%)
Year 5: $60 million (20%)
Year 6: $75 million (25%)
Guarantees³
All obligations of the Borrower under the facility will be unconditionally guaranteed by Holdings, and by each existing and subsequently acquired domestic subsidiary of Holdings (other than certain investment, joint venture, securitization and immaterial subsidiaries to be agreed upon)
Security³
Below Baa3 / BBB- Stock only
Baa3 / BBB- or above and no TLB
outstanding
Unsecured
Financial Covenants³
Maximum Net Leverage Ratio: 3.75x
Minimum Interest Coverage Ratio: 2.25x
Affirmative Covenants³
Customary for facilities of this type
Negative Covenants
3
Restricted Payments Basket:
$300 million + 50% cumulative, Adjusted Consolidated Net Income¹
Investment Basket:
$200 million + 20% cumulative, Adjusted Consolidated Net Income¹
Acquisition Basket:
$300 million + 20% cumulative Consolidated EBITDA¹
Mandatory Prepayments³
(i)   50% of Excess Cash Flow (if leverage is greater than or equal to 2.0x)
(ii)  100% of net cash proceeds of all asset sales (subject to exceptions and reinvestment provisions)
(iii) 100% of proceeds from debt issuances
1. As defined in the Credit Agreement.
2. Existing CA allows Borrower to apply voluntary prepayments as it chooses; prepayments for Term Loan A-1 will be based upon this concept.
If the full voluntary payment is not made per the schedule above, the spread over LIBOR will be increased by 200 bps.
3. Same as existing facility.

Transaction Timetable
Transaction Timetable
March 2008
S M T W T F S
1
2 3 4 5 6 7 8
9 10 11 12 13 14 15
16 17 18 19 20 21 22
23 24 25 26 27 28 29
Holiday
Holiday
March 11
th
Launch Syndication
March 18
th
Distribute Documentation
March 25
th
Commitments due from Lenders
Comments due on Credit Documentation (5 pm EDT)
March 27
th
Close and Fund the Transaction

Page 25 Public Q&A Public Q&A

Page 26 Appendix Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
1. Includes interest income related to discontinued operations of $0.01 million for the twelve months ended December 31, 2007.
2. Includes depreciation and amortization related to discontinued operations of $0.04 million for the twelve months ended December 31, 2007.
3. Includes interest expense related to discontinued operations of $1.8 million for the twelve months ended December 31, 2007.
4. Includes provision for income taxes related to discontinued operations of $1.6 million for the twelve months ended December 31, 2007.
($ in millions)
Year Ended December 31,
2007 2006 2005 2004 2003 2002
Normalized EBITDA $970.1 $652.5 $461.3 $300.3 $183.2 $130.7
Less:
Merger-related and other non-recurring charges 56.9 – – 25.6 36.8 –
Gain (loss) on trading securities acquired in the TCC acquisition 33.7 (8.6) – – – –
Integration costs related to acquisitions 45.2 7.6 7.1 14.4 13.6 –
One-time compensation expense related to the IPO – – – 15.0 – –
EBITDA $834.3 $653.5 $454.2 $245.3 $132.8 $130.7
Add:
Interest income
1
29.0 9.8 9.3 4.3 3.8 3.2
Less:
Depreciation and amortization
2
113.7 67.6 45.5 54.9 92.8 24.6
Interest expense
3
164.8 45.0 54.3 65.4 71.3 60.5
Loss on extinguishment of debt – 33.8 7.4 21.1 13.5 –
Provision for income taxes
4
194.3 198.3 138.9 43.5 (6.3) 30.1
Net Income (Loss) $390.5 $318.6 $217.3 $64.7 ($34.7) $18.7
Revenue 6,036.3 4,032.0 3,194.0 2,647.1 1,810.1 1,361.8
Normalized EBITDA Margin 16.1% 16.2% 14.4% 11.3% 10.1% 9.6%

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
1. Includes activity related to discontinued operations of $0.4 million of depreciation and amortization, $1.8 million of interest expense, $1.6 million of provision for income taxes and $0.01 million of interest income.
($ in millions)
Twelve Months Ended December 31, 2007
Global Investment Management
Development Services¹
Normalized EBITDA $113.1 $12.3
Less:
Merger-related and other non-recurring charges – 0.1
EBITDA $113.1 $12.2
Add:
Interest income 1.3 5.5
Less:
Depreciation and amortization 2.8 15.0
Interest expense 3.6 20.4
Royalty and management service (income) expense 1.2 –
Provision (benefit) for income taxes 43.4 (6.2)
Net Income (Loss) $63.4 ($11.5)

Reconciliation of Net Income to Net Income, As Adjusted
Reconciliation of Net Income to Net Income, As Adjusted
($ in millions)
Twelve Months Ended December 31, 2007
Net Income $390.5
Add:
Amortization expense related to net revenue backlog, 24.9
incentive fees and customer relationships acquired, net of tax
Integration costs related to acquisitions, net of tax 27.1
Loss on sale of trading securities acquired in the Trammel 20.1
Crow Company acquisition, net of tax
Merger-related charges, net of tax 34.2
Net Income, as adjusted $496.8